UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland		1180
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

Also as previously disclosed, on the Petition Date, prior to commencement of the Chapter 11 Cases, certain of the Debtors (the “Sellers”) entered into a share and asset purchase agreement (the “Stalking Horse Purchase Agreement”) with AMP Intermediate B.V. (the “Stalking Horse Bidder”) and AMP U.S. Holdings, LLC, each affiliates of KPS Capital Partners, LP (together with its affiliates, as applicable, “KPS”), pursuant to which the Stalking Horse Bidder has agreed to purchase, subject to the terms and conditions contained therein, all of the equity interests in each of Garrett LX I S.à r.l. and Garrett Transportation I Inc. (subject to an election by the Stalking Horse Bidder to purchase substantially all of the assets and assume substantially all of the liabilities of Garrett Transportation I Inc., instead of its equity) and certain other assets and liabilities of the Debtors (collectively, the “Acquired Assets”) pursuant to a plan of reorganization under the Bankruptcy Code. On October 19, 2020, the Company received a further proposal from the Stalking Horse Bidder regarding certain proposed amendments to the terms of the Stalking Horse Purchase Agreement (the “Stalking Horse Bidder Revised Proposal”). The acquisition of the Acquired Assets pursuant to the Stalking Horse Purchase Agreement is subject to approval of the Bankruptcy Court and an auction to solicit higher or otherwise better bids pursuant to the bidding procedures order entered by the Bankruptcy Court on October 24, 2020 (the “Bidding Procedures Order”). Under the Bidding Procedures Order, the Stalking Horse Purchase Agreement serves as the minimum or floor bid on which the Debtors, their creditors, suppliers, vendors, and other bidders may rely.

Following the Debtors’ request for proposed amendments to improve the Stalking Horse Purchase Agreement, including amendments reflecting the terms of the Stalking Horse Bidder Revised Proposal, on November 23, 2020, the Stalking Horse Bidder delivered to the Company an executed proposed amended and restated Stalking Horse Purchase Agreement (the “Proposed A&R Stalking Horse Purchase Agreement”), attached as Exhibit 99.1 hereto. In particular, the Proposed A&R Stalking Horse Purchase Agreement reflects the following proposed amendments to the Stalking Horse Purchase Agreement:

•

Assumption by the Stalking Horse Purchaser at closing of all customer, supplier, trade, vendor, employee, pension, regulatory, environmental and other liabilities of the Debtors and their worldwide subsidiaries, other than (i) debt for borrowed money and related hedging and other financial obligations, (ii) certain allowed claims by, or liabilities owed to, Honeywell International Inc. and its affiliates (including spin-off related claims) and (iii) certain other miscellaneous liabilities to be paid by the Debtors’ upon winding up of their bankruptcy estates;

•

Increase in the purchase price for the Acquired Assets (which are amended to include the residual interest in the wind-down estate of Garrett ASASCO Inc.) from $2.1 billion to $2.6 billion, in each case subject to adjustment; and

•

Offer of $350 million of the purchase consideration in the form of equity in the reorganized Garrett business (at the same per share price as KPS and any other equity financing sources), to be distributed to stockholders of the Company or other stakeholders in lieu of cash at the election of the offerees, in accordance with the plan of reorganization.

The terms of the Proposed A&R Stalking Horse Agreement are intended to implement the Stalking Horse Bidder Revised Proposal and make further negotiated improvements at the request of the Debtors. The transactions contemplated by the Proposed A&R Stalking Horse Purchase Agreement remain subject to the Bankruptcy Court-approved bid procedures and auction process, the Company’s decision to proceed in light of available alternatives, Bankruptcy Court approval, customary regulatory approvals, and other customary conditions.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation the Company’s statements regarding the Proposed A&R Stalking Horse Purchase Agreement and the Chapter 11 Cases. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s quarterly report on Form 10-Q for the period ended September 30, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Proposed Amended and Restated Stalking Horse Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary